UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 11, 2025

DIGITAL BRANDS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40400	46-1942864
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1400 Lavaca Street, Austin, TX 78701

(Address of principal executive offices) (Zip Code)

(209) 651-0172

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

As a result of various transactions entered into by Digital Brands Group, Inc. (the “Company”) since September 30, 2024, including without limitation various equity offerings (as disclosed in various Current Reports on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”)), the Company believes that as of the date of this Current Report on Form 8-K (this “Current Report”), its stockholders’ equity exceeds $5 million. The unaudited pro forma condensed balance sheet attached as Exhibit 99.1 to this Report has been prepared to illustrate the impact of a number of events that followed the close of the Company’s third fiscal quarter ended September 30, 2024, including without limitation the aforementioned equity offerings.

The unaudited pro forma condensed balance sheet is based on the Company’s unaudited balance sheet as of September 30, 2024, as contained in Amendment No. 1 to the Company’s Quarterly Report on Form 10-Q/A for the quarter ended September 30, 2024, filed with the SEC on November 15, 2024 (the “Third Quarter 10-Q/A”), adjusted to reflect the subsequent events after the balance sheet date of September 30, 2024 through the date of filing of this Current Report, as if such events occurred on September 30, 2024.

The unaudited pro forma condensed balance sheet is being provided for informational purposes only, and should be read in conjunction with the more detailed unaudited condensed consolidated financial statements and related notes thereto included in the Third Quarter 10-Q/A, as well as in the Company’s other filings with the SEC, including, but not limited to, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as amended, and the Company’s filings with the SEC subsequent to the filing date of the Third Quarter 10-Q/A.

Forward-Looking Statements

Certain statements included in this Current Report, including Exhibit 99.1 hereto, are “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are made based on our expectations and beliefs concerning future events impacting the Company and therefore, involve several risks and uncertainties. You can identify these statements by the fact that they use words such as “will,” “anticipate,” “estimate,” “expect,” “should,” and “may” and other words and terms of similar meaning or use of future dates; however, the absence of these words or similar expressions does not mean that a statement is not forward-looking. All statements regarding the Company’s plans, objectives, projections and expectations relating to the Company’s operations or financial performance, and assumptions related thereto are forward-looking statements. We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Potential risks and uncertainties that could cause the actual results of operations or financial condition of the Company to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, risks arising from the widespread outbreak of an illness or any other communicable disease, or any other public health crisis; the level of consumer demand for apparel and accessories; disruption to the Company’s distribution system; the financial strength of the Company’s customers; fluctuations in the price, availability and quality of raw materials and contracted products; disruption and volatility in the global capital and credit markets; the Company’s response to changing fashion trends, evolving consumer preferences and changing patterns of consumer behavior; intense competition from online retailers; manufacturing and product innovation; increasing pressure on margins; the Company’s ability to implement its business strategy; the Company’s ability to grow its wholesale and direct-to-consumer businesses; retail industry changes and challenges; the Company’s and its vendors’ ability to maintain the strength and security of information technology systems; the risk that the Company’s facilities and systems and those of our third-party service providers may be vulnerable to and unable to anticipate or detect data security breaches and data or financial loss; the Company’s ability to properly collect, use, manage and secure consumer and employee data; stability of the Company’s manufacturing facilities and foreign suppliers; continued use by the Company’s suppliers of ethical business practices; the Company’s ability to accurately forecast demand for products; continuity of members of the Company’s management; the Company’s ability to protect trademarks and other intellectual property rights; possible goodwill and other asset impairment; the Company’s ability to execute and integrate acquisitions; changes in tax laws and liabilities; legal, regulatory, political and economic risks; adverse or unexpected weather conditions; the Company’s indebtedness and its ability to obtain financing on favorable terms, if needed, could prevent the Company from fulfilling its financial obligations; and climate change and increased focus on sustainability issues. More information on potential factors that could affect the Company’s financial results is included from time to time in its reports filed with the SEC, including Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Balance Sheet of the Company as of September 30, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL BRANDS GROUP, INC.

Dated: March 11, 2025	By:	/s/ John Hilburn Davis IV
	Name:	John Hilburn Davis IV
	Title:	President and Chief Executive Officer